UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2004

HANOVER COMPRESSOR COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13071 (Commission File Number)	76-0625124 (IRS Employer Identification No.)

12001 North Houston Rosslyn
Houston, Texas (Address of Principal Executive Offices)		77086 (Zip Code)

Registrant’s telephone number, including area code: (281) 447-8787

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement dated May 25, 2004
Opinion of Vinson & Elkins L.L.P.

ITEM 5. OTHER EVENTS

Hanover Compressor Company (the “Company”) entered into an Underwriting Agreement, dated May 25, 2004, among the Company, Hanover Compression Limited Partnership (the “Guarantor”), J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Citigroup Global Markets Inc., as independent underwriter, in connection with the issuance and sale by the Company of $200,000,000 aggregate principal amount of the Company’s 9% Senior Notes due 2014, which are fully and unconditionally guaranteed on a senior subordinated basis by the Guarantor (the “Senior Notes”). The Company closed the issuance and sale of the Senior Notes on June 1, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
No.	Description
1.1	Underwriting Agreement, dated May 25, 2004, among Hanover Compressor Company, Hanover Compression Limited Partnership, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Citigroup Global Markets Inc., as independent underwriter.

4.1	Senior Indenture, dated as of December 15, 2003, between Hanover Compressor Company and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on December 15, 2003).

4.2	Third Supplemental Indenture to Senior Indenture, dated as of June 1, 2004, among Hanover Compressor Company, Hanover Compression Limited Partnership and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on June 2, 2004).

4.3	Form of Global Note representing $200,000,000 aggregate principal amount of 9% Senior Notes due 2014 (included in Exhibit 4.2 as Exhibit A thereto).

5.1	Opinion of Vinson & Elkins L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: June 2, 2004	By:	/s/ John E. Jackson
	Name:	John E. Jackson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
1.1	Underwriting Agreement, dated May 25, 2004, among Hanover Compressor Company, Hanover Compression Limited Partnership, J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto, and Citigroup Global Markets Inc., as independent underwriter.

4.1	Senior Indenture, dated as of December 15, 2003, between Hanover Compressor Company and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on December 15, 2003).

4.2	Third Supplemental Indenture to Senior Indenture, dated as of June 1, 2004, among Hanover Compressor Company, Hanover Compression Limited Partnership and Wachovia Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement of Hanover Compressor Company and Hanover Compression Limited Partnership on Form 8-A under the Securities Act of 1934, as filed on June 2, 2004).

4.3	Form of Global Note representing $200,000,000 aggregate principal amount of 9% Senior Notes due 2014 (included in Exhibit 4.2 as Exhibit A thereto).

5.1	Opinion of Vinson & Elkins L.L.P.